MERRILL LYNCH GLOBAL VALUE FUND, INC.

                     Supplement dated March 8, 2002 to the
           Statement of Additional Information dated April 12, 2001


     The section captioned "Directors and Officers" beginning on page 15 is amended as follows:

     The biography of Stephen I. Silverman appearing on page 15 is deleted and is replaced by the following biographies of Walid Kassem and William Patzer. Mr. Kassem and Mr. Patzer are primarily responsible for the day-to-day management of the Fund's portfolio.

               WALID KASSEM (52) -- Portfolio Manager(1)(2) -- Vice President of the Manager from 1996 to 1998 and has held the office of Managing Director at the Manager since 1998.

               WILLIAM PATZER (40)--Portfolio Manager(1)(2) -- Vice President of the Manager from 1996 to 1998 and has held the office of Managing Director at the Manager since 1998.


Code # 19002-04-01ALL